     As filed with the Securities and Exchange Commission on March 11, 1998

                                                         Registration No. 333-

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                              ANALOG DEVICES, INC.
             (Exact name of registrant as specified in its charter)

             MASSACHUSETTS                                  04-2348234
            (State or other jurisdiction of              (I.R.S. Employer
            incorporation or organization)             Identification Number)

            ONE TECHNOLOGY WAY
            NORWOOD, MASSACHUSETTS                       02062-9106
             (Address of Principal Executive Offices)    (Zip Code)

                              ANALOG DEVICES, INC.
                            1994 DIRECTOR OPTION PLAN
                            (Full title of the Plan)

                             PAUL P. BROUNTAS, ESQ.
                                HALE AND DORR LLP
                                 60 STATE STREET
                           BOSTON, MASSACHUSETTS 02109
                     (Name and address of agent for service)

                                 (617) 526-6000
          (Telephone number, including area code, of agent for service)

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                         CALCULATION OF REGISTRATION FEE

                                  Proposed        Proposed
Title of                          maximum         maximum
securities        Amount          offering        aggregate         Amount of
to be             to be           price           offering          registration
registered        registered      per share       price             fee
----------        ----------      ------------    -------------     ------------

Common Stock,     150,000         $31.53125(1)    $4,729,687.50(1)  $1,396
$.16 2/3 par
value share
--------------------------------------------------------------------------------
(1) Estimated solely for the purpose of calculating the registration fee, and based upon the average of the high and low prices of the Registrant's Common Stock as reported by the New York Stock Exchange on March 10, 1998 in accordance with Rules 457(c) and 457(h) of the Securities Act of 1933.

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




                     STATEMENT OF INCORPORATION BY REFERENCE


     This Registration Statement on Form S-8 incorporates by reference the contents of the Registration Statement on Form S-8 (File No. 033-61427) filed by the Registrant on July 31, 1995, relating to the Registrant's 1994 Director Option Plan, as amended, filed as an exhibit to the Registrant's Form 10-Q for the fiscal quarter ended February 1, 1997 (File No. 001-07819).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norwood, Commonwealth of Massachusetts, on this 11th day of March, 1998.

                                                     ANALOG DEVICES, INC.



                                                     By:  /s/ Jerald G. Fishman
                                                          ---------------------
                                                          Jerald G. Fishman
                                                          President and Chief
                                                          Executive Officer


                                POWER OF ATTORNEY

     We, the undersigned officers and directors of Analog Devices, Inc., hereby severally constitute and appoint Jerald G. Fishman, Joseph E. McDonough, Paul P. Brountas and Mark G. Borden and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names, in the capacities indicated below, the Registration Statement filed herewith, and any and all amendments (including post-effective amendments) to said Registration Statement (or any other Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and generally to do all such things in our names and behalf in our capacities as officers and directors to enable Analog Devices, Inc. to comply with the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to any such Registration Statement and any and all amendments thereto.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

  SIGNATURE                  TITLE                          DATE
  -------------              -------                        -------


/s/ Jerald G. Fishman       President, Chief Executive      ) March 11, 1998
-----------------------     Officer and Director            )
    Jerald G. Fishman                                       )
                                                            )

/s/ Ray Stata               Chairman of the Board           ) March 11, 1998
-----------------------     and Director                    )
    Ray Stata                                               )
                                                            )

/s/ Joseph E. McDonough            Vice President-Finance      ) March 11, 1998
---------------------------        and Chief Financial         )
    JOSEPH E. MCDONOUGH            Officer                     )


/s/ John L. Doyle                  Director                    ) March 11, 1998
---------------------------                                    )
    JOHN L. DOYLE                                              )
                                                               )
                                                               )
                                                               )
/s/Charles O. Holliday, Jr.        Director                    ) March 11, 1998
---------------------------                                    )
   CHARLES O. HOLLIDAY, Jr.                                    )
                                                               )
                                                               )
/s/ F. Grant Saviers               Director                    ) March 11, 1998
---------------------------
    F. GRANT SAVIERS                                           )
                                                               )
                                                               )
/s/ Joel Moses                     Director                    ) March 11, 1998
---------------------------
    JOEL MOSES                                                 )
                                                               )
                                                               )
/s/ Lester C. Thurow               Director                    ) March 11, 1998
---------------------------                                    )
    LESTER C. THUROW                                           )










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



                                  Exhibit Index
                                  -------------


Exhibit
Number   Description
------   -----------

4.1 Restated Articles of Organization of Analog Devices, Inc., as amended (incorporated herein by reference to the Registrant's Form S-8, filed on May 30, 1996)

4.2 By-Laws of the Registrant (incorporated herein by reference to the Registrant's Form 10-K, filed on January 28, 1998)

4.3 Rights Agreement, as amended, between the Registrant and The First National Bank of Boston, as Rights Agent (incorporated herein by reference to the Registrant's Form 8 filed on June 27, 1989 amending the Registration Statement on Form 8-A relating to Common Stock Purchase Rights)

4.4 Analog Devices, Inc. 1994 Director Option Plan, as amended (incorporated herein by reference to the Registrant's Form 10-Q for the fiscal quarter ended February 1, 1997)

4.5      Second Amendment to Analog Devices, Inc. 1994 Director Option Plan

5        Opinion of Hale and Dorr LLP

23.1     Consent of Hale and Dorr LLP (included in Exhibit 5)

23.2     Consent of Ernst & Young LLP

24 Power of Attorney (included on the signature page of this Registration Statement)